Exhibit 4.5
EXECUTION COPY

FOURTH SUPPLEMENTAL INDENTURE
Dated as of November 21, 2011
Supplementing that Certain
INDENTURE
Dated as of November 21, 2011

Among
ARISTOTLE HOLDING, INC.,
THE GUARANTORS PARTY HERETO
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

6.125% SENIOR NOTES DUE 2041

          This Fourth Supplemental Indenture, dated as of November 21, 2011 (the “Fourth Supplemental Indenture”), among Aristotle Holding, Inc., a corporation organized and existing under the laws of the State of Delaware, having its principal office at One Express Way, St. Louis, Missouri (herein called the “Company”), the Guarantors party hereto and Wells Fargo Bank, National Association, a national banking association, as Trustee hereunder (herein called the “Trustee”), supplements that certain Indenture, dated as of November 21, 2011, among the Company, the Guarantors and the Trustee (the “Base Indenture” and, together with this Fourth Supplemental Indenture, the “Indenture”).
RECITALS OF THE COMPANY
          A. The Company, the Guarantors and the Trustee have entered into the Base Indenture, which provides for the issuance from time to time of the Company’s unsecured debentures, notes, or other evidences of indebtedness to be issued in one or more series as provided for in the Base Indenture.
          B. The Base Indenture provides that the Securities of each series shall be in substantially the form set forth in the Base Indenture, or in such other form as may be established by or pursuant to a Board Resolution and set forth in an Officers’ Certificate or in one or more supplemental indentures thereto, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by the Indenture, and may have notations, legends or endorsements required by law, stock exchange or automated quotation system on which the Securities may be listed, quoted or designated for issuance, agreements to which the Company is subject, if any, or usage or as may, consistent therewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.
          C. The Company and the Trustee have agreed that the Company shall issue and deliver, and the Trustee shall authenticate, a new series of Securities to be known as the “6.125% Senior Notes due 2041” pursuant to the terms of this Fourth Supplemental Indenture and substantially in the form set forth in Appendix A hereto (together with the Exhibits thereto, the “Appendix”), in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by the Indenture, and with such notations, legends or endorsements required by law, stock exchange or automated quotation system on which the Securities may be listed, quoted or designated for issuance, agreements to which the Company is subject, if any, or usage or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

ARTICLE I
Issuance of Securities
          SECTION 1.1. Issuance of Securities; Principal Amount; Maturity; Title.
          (1) On November 21, 2011, the Company shall issue and deliver to the Trustee, and the Trustee shall authenticate, the Initial Securities substantially in the form set forth in the Appendix, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and with such notations, legends or endorsements required by law, stock exchange or automated quotation system on which the Securities may be listed, quoted or designated for issuance, agreements to which the Company is subject, if any, or usage or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.
          (2) Pursuant to the terms hereof and Section 3.1 of the Base Indenture, the Company hereby creates a series of Securities designated as the “6.125% Senior Notes due 2041” of the Company (including both the Initial Securities and any Additional Securities (as defined below), the “Securities”), which Securities shall be deemed “Securities” for all purposes under the Indenture.
          (3) The Initial Securities to be issued pursuant to this Fourth Supplemental Indenture shall be issued in the aggregate principal amount of $700,000,000 and shall mature on November 15, 2041 unless the Securities are redeemed prior to that date as described in Sections 4.1 or 4.2 of this Fourth Supplemental Indenture. The aggregate principal amount of Initial Securities Outstanding at any time may not exceed $700,000,000, except for Securities issued, authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7 of the Base Indenture and except for any Securities which, pursuant to Section 3.3 of the Base Indenture, are deemed never to have been authenticated and delivered; provided that the Company may without the consent of the Holders, issue additional Securities hereunder as part of the same series and on the same terms and conditions (except for the issue date, issue price and, in some cases, the first Interest Payment Date) (and having the same Guarantors) as the Initial Securities (“Additional Securities”).
          (4) The Securities shall be issued only in fully registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000.
          SECTION 1.2. Interest.
          (1) Interest on a Security will accrue at the per annum rate of 6.125% (the “Security Interest Rate”), from and including the date specified on the face of such Security until the principal thereof is paid, deemed paid, or made available for payment and, in each case, will be paid on the basis of a 360-day year comprised of twelve 30-day months.

          (2) The Company shall pay interest on the Securities semi-annually in arrears on November 15 and May 15 of each year (each, an “Interest Payment Date”), commencing May 15, 2012.
          (3) Interest shall be paid on each Interest Payment Date to the registered Holders of the Securities after the close of business on the Regular Record Date.
          (4) The Place of Payment for this Security shall be the corporate trust office of the Trustee at 625 Marquette Avenue, 11th Floor, Minneapolis, Minnesota 55479. Notwithstanding the foregoing, (i) payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depository and (ii) the Company will make all payments in respect of a Definitive Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof as such address appears in the Security Register; provided, however, that payments on a Definitive Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).
          (5) Neither the Company nor the Trustee shall impose any service charge for any transfer or exchange of a Security. However, the Company may ask Holders of the Securities to pay any taxes or other governmental charges in connection with a transfer or exchange of Securities.
          (6) If any Interest Payment Date, Maturity Date or Redemption Date falls on a day that is not a Business Day in the City of New York, the Company will make the required payment of principal, premium, if any, and/or interest on the next succeeding Business Day as if it were made on the date payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date, the Maturity Date or earlier Redemption Date, as the case may be, to such next succeeding Business Day.
          SECTION 1.3. Additional Interest.
          The Company is party to a Registration Rights Agreement, dated as of November 21, 2011, among the Company, the Guarantors and the representatives of the Initial Purchasers named therein, pursuant to which it is obligated to pay additional interest on the Securities upon the occurrence of certain events specified in the Registration Rights Agreement.
          Subject to the provisions of the Registration Rights Agreement, if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Security from and including the date on which such Registration Default occurs to but excluding the date on which all such Registration

Defaults have been cured or the Securities cease to be Transfer Restricted Securities (as defined in the Registration Rights Agreement), whichever is earlier, at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by 0.25% per annum on the 91st day following the occurrence of such Registration Default (provided that the maximum additional interest rate during the initial 90-day period shall be 0.25% per annum and the maximum additional interest rate thereafter shall be 0.50% per annum, in each case regardless of the number of Registration Defaults that have occurred and are continuing). The Company will pay such additional interest on regular Interest Payment Dates.
          SECTION 1.4. Relationship with Base Indenture.
          The terms and provisions contained in the Base Indenture will constitute, and are hereby expressly made, a part of this Fourth Supplemental Indenture. However, to the extent any provision of the Base Indenture conflicts with the express provisions of this Fourth Supplemental Indenture, the provisions of this Fourth Supplemental Indenture will govern and be controlling; provided, however, that the forms and provisions of this Fourth Supplemental Indenture modify and amend the terms of the Base Indenture only with respect to the Securities.
ARTICLE II
Definitions and Other Provisions of General Application
          SECTION 2.1. Definitions.
          The terms defined in this Section 2.1 (except as herein otherwise expressly provided or unless the context of this Fourth Supplemental Indenture otherwise requires) for all purposes of this Fourth Supplemental Indenture and of any indenture supplemental hereto have the respective meanings specified in this Section 2.1. All other terms used in this Fourth Supplemental Indenture that are defined in the Base Indenture or the Trust Indenture Act, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Fourth Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Base Indenture or the Trust Indenture Act, as the case may be, as in force at the date of this Fourth Supplemental Indenture as originally executed; provided that any term that is defined in both the Base Indenture and this Fourth Supplemental Indenture shall have the meaning assigned to such term in this Fourth Supplemental Indenture.
          “Additional Securities” has the meaning specified in Section 1.1(3).
          “Appendix” has the meaning specified in the recitals to this Fourth Supplemental Indenture.
          “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Securities.
          “Comparable Treasury Price” means with respect to any Redemption Date: (i) the average of five Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations for the Redemption Date so obtained.
          “Definitive Security” has the meaning specified in Section 1.1 of the Appendix.
          “Exchange Securities” has the meaning specified in Section 1.1 of the Appendix.
          “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.
          “Initial Purchaser” has the meaning specified in Section 1.1 of the Appendix.
          “Initial Securities” means Securities in an aggregate principal amount of up to $700,000,000 initially issued under this Fourth Supplemental Indenture in accordance with Section 1.1(3).
          “Interest Payment Date” has the meaning specified in Section 1.2(2).
          “Maturity Date” means November 15, 2041.
          “Private Exchange Securities” has the meaning specified in Section 1.1 of the Appendix.
          “Reference Treasury Dealer” means each of Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. (in each case, or their Affiliates) and three other primary United States government securities dealers selected by the Company, and each of their respective successors; provided that if any of the aforementioned Reference Treasury Dealers resigns, then the respective successor will be a primary United States government securities dealer in The City of New York selected by the Company.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at approximately 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

          “Registration Rights Agreement” has the meaning set forth in Section 1.1 of the Appendix.
          “Regular Record Date” for interest payable in respect of any Security on any Interest Payment Date means the day that is 15 days prior to the relevant Interest Payment Date (whether or not a Business Day).
          “Security Interest Rate” has the meaning specified in Section 1.2(1).
          “Securities” has the meaning specified in Section 1.1(2).
          “Special Mandatory Redemption Date” means the earlier to occur of (i) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the Special Mandatory Redemption Triggering Date, if the Mergers have not been completed on or prior to the Special Mandatory Redemption Triggering Date, or (ii) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement for any reason.
          “Special Mandatory Redemption Notice” has the meaning set forth in Section 4.3 hereto.
          “Special Mandatory Redemption Price” has the meaning set forth in Section 4.2 hereto.
          “Special Mandatory Redemption Triggering Date” means April 20, 2012; provided that such date may be extended by the Company on one or more occasions to a date not later than July 20, 2012, in the event the conditions set forth in Sections 6.1(c), 6.1(e) or 6.2(d) of the Merger Agreement have not been satisfied or waived by the fifth Business Day (as defined in the Merger Agreement) prior to April 20, 2012; provided, further, that such extended date may be further extended by the Company on one or more occasions to a date not later than October 22, 2012, in the event that the conditions set forth in Sections 6.1(c), 6.1(e) or 6.2(d) of the Merger Agreement have not been satisfied or waived by the fifth Business Day (as defined in the Merger Agreement) prior to the initially extended date; provided, however, that, in any case, (x) the Special Mandatory Redemption Triggering Date shall only be extended if and when the Outside Date (as defined in the Merger Agreement) is extended pursuant to Section 7.1(b)(ii) of the Merger Agreement, and the Special Mandatory Redemption Triggering Date, as so extended, shall be the same date as the Outside Date, as so extended, and (y) if the Special Mandatory Redemption Triggering Date is extended in accordance with the foregoing, the term “Special Mandatory Redemption Triggering Date” shall mean such date as so extended.
          “Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

ARTICLE III
Security Forms
          SECTION 3.1. Form Generally.
          (1) Provisions relating to the Initial Securities, the Exchange Securities and the Private Exchange Securities are set forth in the Appendix, which is hereby incorporated in, and expressly made part of, this Indenture. The Initial Securities and the Trustee’s certificate of authentication with respect thereto shall be substantially in the form of Exhibit 1 to the Appendix. The Exchange Securities and the Private Exchange Securities and the Trustee’s certificate of authentication with respect thereto shall be substantially in the form of Exhibit 2 to the Appendix. The Securities may have notations, legends or endorsements required by law, stock exchange or automated quotation system on which the Securities may be listed, quoted or designated for issuance, agreements to which the Company is subject, if any, or usage or as may, consistent herewith, be determined by the officers executing such Securities (execution thereof to be conclusive evidence of such approval). Each Security shall be in fully registered form and shall be dated the date of its authentication. The terms of the Securities set forth in the Appendix are part of the terms of this Fourth Supplemental Indenture. The Guarantees shall be in substantially the form set forth in Exhibit 3 to the Appendix.
          (2) The Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange (including on steel engraved borders if so required by any automated quotation system or securities exchange upon which the Securities may be quoted or listed) on which the Securities may be quoted or listed, as the case may be, all as determined by the officers executing such Securities, as evidenced by their execution thereof.
ARTICLE IV
Redemption of Securities
          SECTION 4.1. Optional Redemption.
          The Company may, at its option, redeem the Securities, in whole or from time to time in part, prior to the Maturity Date at a Redemption Price equal to the greater of: (i) 100% of the aggregate principal amount of Securities to be redeemed, plus accrued and unpaid interest on the Securities to the Redemption Date; or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities to be redeemed (exclusive of unpaid interest accrued thereon to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus unpaid interest on the Securities to be redeemed, accrued to the Redemption Date.

          SECTION 4.2. Special Mandatory Redemption.
          If for any reason (i) the Mergers are not consummated on or prior to the Special Mandatory Redemption Triggering Date or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities on the Special Mandatory Redemption Date at a price equal to 101% of the aggregate accreted principal amount of the Securities, plus accrued and unpaid interest from the date of original issuance to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”) (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date).
          SECTION 4.3. Special Mandatory Redemption Procedures.
          (1) Notice of redemption pursuant to Section 4.2 (a “Special Mandatory Redemption Notice”) shall be mailed, with a written copy to the Trustee, by first class mail, postage prepaid, within 10 Business Days after the occurrence of the event triggering redemption to each Holder of Securities at such Holder’s address as shown in the Security Register. Failure to give notice by mailing in the manner herein provided to such Holder, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities.
          All Special Mandatory Redemption Notices shall state:
          (i) the Special Mandatory Redemption Date;
          (ii) the Special Mandatory Redemption Price;
          (iii) that on the Special Mandatory Redemption Date the Special Mandatory Redemption Price will become due and payable with respect to each Security;
          (iv) the place or places where such Securities are to be surrendered for payment of the Special Mandatory Redemption Price;
          (v) the CUSIP, ISIN or Common Code numbers of such Securities, if any (or any other numbers used by the Depositary to identify such Securities); and
          (vi) if funds sufficient to pay the Special Mandatory Redemption Price of all Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Paying Agent on or before such Special Mandatory Redemption Date, that such Securities shall cease to bear interest on and after such Special Mandatory Redemption Date.
          (2) Each Special Mandatory Redemption Notice having been given as aforesaid, the Securities shall, on the Special Mandatory Redemption Date, become due and payable at the Special Mandatory Redemption Price therein specified. If funds sufficient to pay the Special Mandatory Redemption Price of all Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Paying Agent on or before such Special Mandatory Redemption Date, the Securities shall cease to bear interest on and after such Special Mandatory Redemption Date (unless the Company shall default on the payment of the Special Mandatory Redemption Price). Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Special Mandatory Redemption Price; provided, however, that installments of interest whose Interest Payment Date is on or prior to the Special Mandatory Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date according to their terms and the provisions of Section 3.7 of the Indenture.
          (3) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Special Mandatory Redemption Date at the rate borne by the Security.
ARTICLE V
Remedies
          SECTION 5.1. Events of Default.
          With respect to the Securities, Section 5.1 of the Base Indenture is hereby amended to add the following as Section 5.1(9):
          (i) the Company fails to timely deliver a Special Mandatory Redemption Notice when required.
ARTICLE VI
Reports by Company
          SECTION 6.1. Reports by Express Scripts or the Company.
          With respect to the Securities, Section 7.4 of the Base Indenture is hereby amended to add the following paragraph to the end of such Section:
          In addition, prior to the consummation of the Mergers, Express Scripts and, following the consummation of the Mergers, the Company, shall furnish, at the Company’s expense, to the Holders and prospective Holders, upon the requests of such Holders, any information required to be delivered pursuant to Rule 144A(d)(4) (or any successor provision) under the Securities Act so long as any Securities are not freely transferable under the Securities Act.

ARTICLE VII
Supplemental Indentures
          SECTION 7.1. Supplemental Indentures Without Consent of Holders.
          Section 9.1 of the Base Indenture shall not be applicable to the Securities.
          Without seeking the consent of any Holders, the Company, together with the Trustee, at any time and from time to time, may modify and amend the Base Indenture, this Fourth Supplemental Indenture and the terms of the Securities to:
          (1) allow the Company’s or any Guarantor’s successor (or successive successors) to assume the Company’s or such Guarantor’s obligations under the Base Indenture, this Fourth Supplemental Indenture and the Securities pursuant to the provisions under Article VIII or Section 13.15 of the Base Indenture;
          (2) add to the covenants of the Company for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company under this Fourth Supplemental Indenture, the Base Indenture or the Securities;
          (3) add any additional Events of Default;
          (4) secure the Securities;
          (5) provide for a successor Trustee with respect to the Securities and add to or change any of the provisions of the Base Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11 of the Base Indenture;
          (6) add or release a Guarantor as required or permitted by the Indenture;
          (7) cure any ambiguity, defect or inconsistency;
          (8) amend the provisions of the Base Indenture or this Fourth Supplemental Indenture relating to the transfer or legending of the Securities; provided that (i) compliance with the Base Indenture or this Fourth Supplemental Indenture as so amended would not result in Securities being transferred in violation of the Securities Act or any other applicable securities law and (ii) such amendment does not adversely affect the interests of the Holders of the Securities or owners of beneficial interests in Securities; or
          (9) make any other amendment or supplement to the Base Indenture, this Fourth Supplemental Indenture or the Securities, as long as that amendment or supplement does not adversely affect the interests of the Holders of any Securities in any material respect (to be evidenced by an Opinion of Counsel).

          No amendment to cure any ambiguity, defect or inconsistency in the Base Indenture, this Fourth Supplemental Indenture or the Securities made solely to conform to the provisions of the Base Indenture, this Fourth Supplemental Indenture or the Securities to any description of the Securities in the offering circular therefor, to the extent that such provision in the offering circular was intended to be a verbatim recitation of a provision of the Base Indenture, this Fourth Supplemental Indenture or the Securities, shall be deemed to adversely affect the interests of the Holders of any Securities.
          SECTION 7.2. Supplemental Indentures With Consent of Holders.
          Section 9.2 of the Base Indenture shall not be applicable to the Securities.
          The Company, together with the Trustee, may modify and amend this Fourth Supplemental Indenture, the Base Indenture and the terms of the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities; provided that no modification or amendment may, without the consent of each affected Holder of each Security:
          (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;
          (2) change the Stated Maturity of the principal of, or any installment of or interest on, the Securities;
          (3) reduce the principal amount of, or any premium, if any, or rate of interest on, the Securities;
          (4) reduce any amount payable upon the redemption of the Securities or, except as expressly provided elsewhere herein, change the time at which the Securities may be redeemed pursuant to Section 4.1 hereof;
          (5) change any Place of Payment where, or the currency in which, any principal of, or premium, if any, or interest on, the Securities are payable;
          (6) impair the right of any Holder of a Security to receive payment of principal of and interest on such Holder’s Security on or after the Stated Maturity or Redemption Date or to institute suit for the enforcement of any payment on, or with respect to, any Security on or after the Stated Maturity or Redemption Date;
          (7) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for modification or amendment of the Base Indenture or this Fourth Supplemental Indenture, for waiver of compliance with certain provisions of the Base Indenture or this Fourth Supplemental Indenture or waiver of certain Defaults;

          (8) release any Guarantor from any of its obligations under its Guarantee or the Base Indenture or this Fourth Supplemental Indenture other than in accordance with the terms thereof or hereof; or
          (9) modify any of the above provisions.
          Any modification or amendment to, or waiver of, the provisions of this Fourth Supplemental Indenture and the terms of the Securities that relate to the Special Mandatory Redemption set forth in Sections 4.2 or 4.3 shall require the written consent of the Holders of at least 66 2/3% in aggregate principal amount of the Outstanding Securities. In addition, any modification or amendment to, or waiver of, the provisions in the Indenture and the terms of the Securities that relate to the items set forth in Section 10.10 of the Base Indenture shall require the written consent of at least a majority in principal amount of the Outstanding Securities.
          In addition, the Holders of at least a majority in aggregate principal amount of the Outstanding Securities may, on behalf of the Holders of all the Securities, waive any past default under the Base Indenture or this Fourth Supplemental Indenture and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any Securities or in respect of a covenant or provision that under the Base Indenture or this Fourth Supplemental Indenture cannot be modified or amended without the consent of each Holder. In addition, the Holders of at least a majority in aggregate principal amount of the Outstanding Securities may, on behalf of the Holders of all Securities, waive compliance with the Company’s covenants described under Sections 10.8 and 10.9 of the Indenture.
ARTICLE VIII
Miscellaneous.
          SECTION 8.1. Governing Law; Waiver of Jury Trial
          THIS FOURTH SUPPLEMENTAL INDENTURE, THE GUARANTEES AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FOURTH SUPPLEMENTAL INDENTURE, THE GUARANTEES, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.
          SECTION 8.2. Supplemental Indenture May be Executed in Counterparts.
          This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Fourth Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Fourth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Fourth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.
          SECTION 8.3. Separability Clause.
          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed all as of the day and year first above written.
[Signature Pages To Follow]

ARISTOTLE HOLDING, INC.
By:	/s/ George Paz
	Name:	George Paz
	Title:	Chairman, Chief Executive Officer and President

EXPRESS SCRIPTS, INC.

By:	/s/ George Paz
	Name:	George Paz
	Title:	Chairman, Chief Executive Officer and President

AIRPORT HOLDINGS, LLC ESI REALTY, LLC
By:	Express Scripts, Inc., as sole Member

By:	/s/ George Paz
	Name:	George Paz
	Title:	Chairman, Chief Executive Officer and President
[Fourth Supplemental Indenture]

BYFIELD DRUG, INC.
CARE CONTINUUM, INC.
CFI OF NEW JERSEY, INC.
CHESAPEAKE INFUSION, INC.
CONNECTYOURCARE COMPANY LLC
CONNECTYOURCARE, LLC
CURASCRIPT PBM SERVICES INC.
DIVERSIFIED PHARMACEUTICAL SERVICES, INC.
ESI ACQUISITION, INC.
ESI CLAIMS, INC.
ESI ENTERPRISES, LLC
ESI MAIL ORDER PROCESSING, INC.
EXPRESS SCRIPTS CANADA HOLDING CO.
EXPRESS SCRIPTS PHARMACEUTICAL PROCUREMENT, LLC
EXPRESS SCRIPTS SALES DEVELOPMENT CO.
FRECO, INC.
FREEDOM SERVICE COMPANY, LLC
HEALTHBRIDGE, INC.
HEALTHBRIDGE REIMBURSEMENT AND
  PRODUCT SUPPORT, INC.
iBIOLOGIC, INC.
IVTX, INC.
LYNNFIELD COMPOUNDING CENTER, INC.
LYNNFIELD DRUG, INC.
MATRIX GPO LLC
NATIONAL PRESCRIPTION ADMINISTRATORS, INC.
PRIORITY HEALTHCARE CORPORATION
PRIORITY HEALTHCARE CORPORATION WEST
PRIORITY HEALTHCARE DISTRIBUTION, INC.
PRIORITY HEALTHCARE PHARMACY, INC.
PRIORITYHEALTHCARE.COM, INC.
SINUSPHARMACY, INC.
SPECIALTY INFUSION PHARMACY, INC.
SPECTRACARE, INC.
SPECTRACARE HEALTH CARE VENTURES, INC.
SPECTRACARE INFUSION PHARMACY, INC.
VALUE HEALTH, INC.
YOURPHARMACY.COM, INC.

By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President
[Fourth Supplemental Indenture]

CURASCRIPT, INC. ESI MAIL PHARMACY SERVICE, INC. EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC. EXPRESS SCRIPTS UTILIZATION MANAGEMENT CO. MOORESVILLE ON-SITE PHARMACY, LLC
By:	/s/ Patrick McNamee
	Name:	Patrick McNamee
	Title:	President
[Fourth Supplemental Indenture]

ESI-GP HOLDINGS, INC. ESI RESOURCES, INC.
By:	/s/ Tom Rocheford
	Name:	Tom Rocheford
	Title:	President

ESI PARTNERSHIP
By:	Express Scripts, Inc., as Partner

By:	/s/ Martin P. Akins
	Name:	Martin P. Akins
	Title:	Vice President and Deputy General Counsel

By:	ESI-GP Holdings, Inc., as Partner

By:	/s/ Tom Rocheford
	Name:	Tom Rocheford
	Title:	President
[Fourth Supplemental Indenture]

SPECTRACARE OF INDIANA By: Spectracare, Inc., as Partner
By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

By: Care Continuum, Inc., as Partner
By:	Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

EXPRESS SCRIPTS MSA, LLC EXPRESS SCRIPTS WC, INC.
By:	/s/ Edward Ignaczak
	Name:	Edward Ignaczak
	Title:	President

EXPRESS SCRIPTS SENIOR CARE, INC. EXPRESS SCRIPTS SENIOR CARE HOLDINGS, INC.

By:	/s/ George Paz
	Name:	George Paz
	Title:	President

EXPRESS SCRIPTS CANADA HOLDING, LLC
By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

[Fourth Supplemental Indenture]

Wells Fargo Bank, National Association, As Trustee
By:	/s/ Richard H. Prokosch
	Name:	Richard H. Prokosch
	Title:	Vice President
[Fourth Supplemental Indenture]

RULE 144A/REGULATION S APPENDIX
PROVISIONS RELATING TO INITIAL SECURITIES,
PRIVATE EXCHANGE SECURITIES
AND EXCHANGE SECURITIES
     1. Definitions
     1.1 Definitions
     For the purposes of this Appendix the following terms shall have the meanings indicated below:
          “Applicable Procedures” means, with respect to any transfer or transaction prior to the expiration of the Restricted Period and involving a Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depository for such a transfer or transaction, to the extent applicable and as in effect from time to time.
          “Definitive Security” means a certificated Initial Security or Exchange Security or Private Exchange Security bearing, if required, the appropriate restricted securities legend set forth in Section 2.3(e).
          “Depository” means The Depository Trust Company, its nominees and their respective successors.
          “Exchange Securities” means any securities issued pursuant to the Indenture in connection with a Registered Exchange Offer pursuant to a Registration Rights Agreement.
          “Initial Purchaser” means with respect to each issuance of Initial Securities, the Persons purchasing such Initial Securities under the related Purchase Agreement.
          “Initial Securities” means any securities other than Exchange Securities and Private Exchange Securities issued pursuant to the Indenture.
          “Issue Date” means the date on which Initial Securities are issued pursuant to a supplemental indenture to the Base Indenture or an Officers’ Certificate pursuant to Section 3.1 of the Base Indenture.
          “Private Exchange” means the offer by the Company, pursuant to a Registration Rights Agreement, to the Initial Purchaser to issue and deliver to the Initial Purchaser, in exchange for the Initial Securities held by the Initial Purchaser as part of its initial distribution, a like aggregate principal amount of Private Exchange Securities.
          “Private Exchange Securities” means any securities issued in connection with a Private Exchange.

          “Purchase Agreement” means with respect to each issuance of Initial Securities, the purchase agreement or underwriting agreement among the Company, the Guarantors and the Persons purchasing such Securities.
          “QIB” means a “qualified institutional buyer” as defined in Rule 144A.
          “Registered Exchange Offer” means an offer by the Company, pursuant to a Registration Rights Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.
          “Registration Rights Agreement” means, with respect to each issuance of Securities issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company, the Guarantors and the Persons purchasing such Securities under the related Purchase Agreement.
          “Restricted Period” means, with respect to any Securities, the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the issue date with respect to such Securities.
          “Rule 144A Securities” means all Securities offered and sold to QIBs in reliance on Rule 144A.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Securities Custodian” means the custodian with respect to a Global Security (as appointed by the Depository), or any successor Person thereto and shall initially be the Trustee.
          “Shelf Registration Statement” means the shelf registration statement filed by the Company in connection with the offer and sale of Initial Securities or Private Exchange Securities pursuant to a Registration Rights Agreement.
          “Transfer Restricted Securities” means Securities that bear or are required to bear the legend relating to restrictions on transfer relating to the Securities Act set forth in Section 2.3(e) hereto.

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     1.2 Other Definitions

Term	Defined in Section:
“Agent Members”	2.1	(b)
“Clearstream, Luxembourg”	2.1	(a)
“Euroclear”	2.1	(a)
“Global Securities”	2.1	(a)
“Regulation S”	2.1	(a)
“Regulation S Global Security”	2.1	(a)
“Regulation S Permanent Global Security”	2.1	(a)
“Regulation S Temporary Global Security”	2.1	(a)
“Restricted Securities Legend”	2.3	(e)
“Rule 144A”	2.1	(a)
“Rule 144A Global Security”	2.1	(a)
     2. The Securities.
     2.1 (a) Form and Dating. The Initial Securities were offered and sold by the Company pursuant to a Purchase Agreement. The Initial Securities will be resold initially only to (i) QIBs in reliance on Rule 144A under the Securities Act (“Rule 144A”) and (ii) in offshore transactions to Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S under the Securities Act (“Regulation S”). Initial Securities may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Initial Securities initially resold pursuant to Rule 144A shall be issued initially in the form of one or more securities in registered, global form (collectively, the “Rule 144A Global Security”); and Initial Securities initially resold pursuant to Regulation S shall be issued initially in the form of one or more temporary securities in registered, global form (collectively, the “Regulation S Temporary Global Security”), in each case without interest coupons and with the global securities legend and the applicable restricted securities legend set forth Section 2.3(e) hereto, which shall be deposited on behalf of the purchasers of the Initial Securities represented thereby with the Securities Custodian and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in the Base Indenture. Until the expiration of the Restricted Period, beneficial ownership interests in the Regulation S Temporary Global Securities may be held only through Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream,

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Luxembourg”), as indirect participants in DTC, unless transferred to a Person that takes delivery through a Rule 144A Global Security in accordance with the certification requirements described in the second succeeding paragraph below. Except as set forth in this Section 2.1(a), beneficial ownership interests in a Regulation S Temporary Global Security will not be exchangeable for interests in the Rule 144A Global Security or any other Security prior to the expiration of the Restricted Period and then, after the expiration of the Restricted Period, may be exchanged for one or more permanent securities in registered, global form without interest coupons (collectively, the “Regulation S Permanent Global Security” and, together with the Regulation S Temporary Global Security, the “Regulation S Global Security”) or a Definitive Security upon (1) delivery to DTC of certification of compliance with the transfer restrictions applicable to the Securities and pursuant to Regulation S as provided in the Indenture, (2) a certification in form satisfactory to the Trustee that beneficial ownership interests in such Regulation S Temporary Global Security are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act and (3) in the case of an exchange for Definitive Securities, in compliance with the requirements described in Section 2.4(a) of this Appendix.
          Definitive Securities may not be exchanged for beneficial interests in any Global Security unless the transferor first delivers to the Trustee a written certificate (in the form provided in the Indenture) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such Securities.
          Prior to the expiration of the Restricted Period, beneficial interests in Regulation S Global Securities may be exchanged for interests in Rule 144A Global Securities only if (1) such exchange occurs in connection with a transfer of Securities pursuant to Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Security first delivers to the Trustee a written certificate (in the form provided in the Indenture) to the effect that the beneficial interest in the Regulation S Global Security is being transferred to a Person (a) whom the transferor reasonably believes to be a QIB, (b) is purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (c) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.
          Beneficial interests in a Rule 144A Global Security may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Security, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Trustee a written certificate (in the form provided in the Indenture) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available) under the Securities Act..
          The Rule 144A Global Security, the Regulation S Global Security and any Global Securities in fully registered form without the Restricted Securities Legend are collectively referred to herein as “Global Securities.” The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.
          (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

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          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee as custodian for the Depository.
          Members of, or participants in, the Depository (“Agent Members”) shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under such Global Security, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.
          (c) Definitive Securities. Except as provided in this Section 2.1 or Section 2.3 or 2.4, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of Definitive Securities.
     2.2 Authentication. The Trustee shall authenticate and deliver: (1) on the Issue Date, Initial Securities in an aggregate principal amount specified in the written order of the Company pursuant to Section 3.3 of the Indenture, (2) Exchange Securities or Private Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to a Registration Rights Agreement, for a like principal amount of Initial Securities, and (3) a Global Security without the Restricted Securities Legend pursuant to Section 2.3(e) of this Appendix, in each case upon a Company Order. Such Company Order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated.
     2.3 Transfer and Exchange.
              (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Security Registrar with a request:
(x)	to register the transfer of such Definitive Securities; or
(y)	to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested pursuant to the terms of the Indenture and if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:
     (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing; and

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     (ii) if such Definitive Securities are required to bear a restricted securities legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:
     (A) if such Definitive Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or
     (B) if such Definitive Securities are being transferred to the Company, a certification to that effect; or
     (C) if such Definitive Securities are being transferred (x) pursuant to an exemption from registration in accordance with Rule 144A, Regulation S or Rule 144 under the Securities Act; or (y) in reliance upon another exemption from the requirements of the Securities Act: (i) a certification to that effect (in the form set forth on the reverse of the Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).
          (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Rule 144A Global Security or a Regulation S Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:
     (i) certification, in the form set forth on the reverse of the Security, that such Definitive Security is either (A) being transferred to a QIB in accordance with Rule 144A or (B) being transferred after expiration of the Restricted Period by a Person who initially purchased such Security in reliance on Regulation S to a buyer who elects to hold its interest in such Security in the form of a beneficial interest in the Regulation S Global Security; and
     (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Security (in the case of a transfer pursuant to clause (b)(i)(A)) or Regulation S Global Security (in the case of a transfer pursuant to clause (b)(i)(B)) to reflect an increase in the aggregate principal amount of the Securities represented by the Rule 144A Global Security or Regulation S Global Security, as applicable, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities

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represented by the Rule 144A Global Security or Regulation S Global Security, as applicable, to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security or Regulation S Global Security, as applicable, equal to the principal amount of the Definitive Security so canceled. If no Rule 144A Global Securities or Regulation S Global Securities, as applicable, are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers’ Certificate of the Company, a new Rule 144A Global Security or Regulation S Global Security, as applicable, in the appropriate principal amount.
(c) Transfer and Exchange of Global Securities.
     (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with the Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Security Registrar a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security. The Security Registrar shall, in accordance with such instructions instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer in an amount equal to the beneficial interest in the Global Security being transferred.
     (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.
     (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.
     (iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.4 of this Appendix, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or another

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applicable exemption under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.
          (d) Restrictions on Transfer of Regulation S Global Securities. During the Restricted Period, beneficial ownership interests in Regulation S Global Securities may only be sold, pledged or transferred in accordance with the Applicable Procedures and only (i) to the Company, (ii) in an offshore transaction in accordance with Regulation S or (iii) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States.
          (e) Legend.
     (i) Except as permitted by the following paragraphs (ii), (iii) and (iv), each Security certificate evidencing the Global Securities (and all Securities issued in exchange therefor or in substitution thereof), in the case of Securities offered other than in reliance on Regulation S, shall bear a legend in substantially the following form (together with the legend in the second paragraph of this Section 2.3(e)(i), the “Restricted Securities Legend”):
THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER

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WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
     Each certificate evidencing a Security offered in reliance on Regulation S shall bear a legend in substantially the following form:
THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.
     Each Definitive Security shall also bear the following additional legend:
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.
     (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, the Security Registrar shall permit the transferee thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the transferor thereof certifies in writing to the Security Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security); and to the extent permitted by law at any time after one year has elapsed following the Issue Date, if the Securities are freely tradeable without restriction pursuant to Rule 144 under the Securities Act (or successor rule), the Security Registrar shall permit the removal of the Restricted Securities Legend and rescind any restriction on the transfer of such Transfer Restricted Security if the Company delivers to the Trustee an opinion reasonably satisfactory to the Trustee that the removal of the Restricted Securities Legend is in compliance with the Securities Act.
     (iii) After a transfer of any Initial Securities or Private Exchange Securities pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, as the case may be, all requirements pertaining to legends on such Initial Security or such Private Exchange

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Security will cease to apply and a certificated Initial Security or Private Exchange Security or an Initial Security or Private Exchange Security in global form, in each case without restrictive transfer legends, will be available to the transferee of the Holder of such Initial Securities or Private Exchange Securities upon exchange of such transferring Holder’s certificated Initial Security or Private Exchange Security or directions to transfer such Holder’s interest in the Global Security, as applicable.
     (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will still apply with respect to Holders of such Initial Securities that do not exchange their Initial Securities, and Exchange Securities in certificated or global form, in each case without the restricted securities legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.
     (v) Upon the consummation of a Private Exchange with respect to the Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will still apply with respect to Holders of such Initial Securities that do not exchange their Initial Securities, and Private Exchange Securities in global form with the global securities legend and the applicable restricted securities legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Private Exchange.
          (f) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, purchased or canceled, such Global Security shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, purchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.
          (g) No Obligation of the Trustee.
     (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee

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may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.
     (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
     2.4 Definitive Securities.
          (a) A Global Security deposited with the Depository or with the Trustee as Securities Custodian for the Depository pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 hereof and (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time such Depository ceases to be a “clearing agency” registered under the Exchange Act, in either case, and a successor depository is not appointed by the Company within 90 days of such notice, (ii) a Default with respect to the Securities has occurred and is continuing and DTC or the Company specifically requests such exchange, (iii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under the Indenture or (iv) upon prior written notice given to the Trustee by or on behalf of the Depository in accordance with the Indenture.
          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee located at its principal corporate trust office in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section 2.4 shall be executed, authenticated and delivered only in minimum denominations of $2,000 principal amount and any integral multiple of $1,000 in excess thereof and registered in such names as the Depository shall direct. Any Definitive Security delivered in exchange for an interest in a Transfer Restricted Security shall, except as otherwise provided by Section 2.3(e) hereof, bear the applicable restricted securities legend and definitive securities legend set forth in Exhibit 1 hereto unless that legend is not required by applicable law.
          (c) Subject to the provisions of Section 2.4(b) hereof, the registered Holder of a Global Security shall be entitled to grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Securities.

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(d) In the event of the occurrence of one of the events specified in Section 2.4(a) hereof, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Securities in definitive, fully registered form without interest coupons.

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APPENDIX
EXHIBIT 1
[FORM OF FACE OF INITIAL SECURITY]
[Global Securities Legend]
          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
          [[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]
[Restricted Securities Legend for Securities offered otherwise than in Reliance on Regulation S]
          THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
          THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR

OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
     [Restricted Securities Legend for Securities Offered in Reliance on Regulation S.]
          THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.
[Definitive Securities Legend]
          IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ARISTOTLE HOLDING, INC.
% SENIOR NOTE DUE

No.	Principal Amount (US)$
CUSIP NO.
ISIN NO.
          Aristotle Holding, Inc., a corporation organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of                      United States Dollars (U.S.$                     ) on November 15, 2041 and to pay interest thereon, from November 21, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for to but excluding the next Interest Payment Date, which shall be May 15 and November 15 of each year, commencing May 15, 2012, at the per annum rate of 6.125%, or as such rate may be adjusted pursuant to the terms hereof (the “Security Interest Rate”), until the principal hereof is paid or made available for payment.
          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the day that is 15 days prior to the relevant Interest Payment Date (whether or not a Business Day). Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company will pay interest on overdue principal at the rate borne by this Security, and it will pay interest on overdue installments of interest at the same rate to the extent lawful.
          Subject to the provisions of the Registration Rights Agreement, if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Security from and including the date on which such Registration Default occurs to but excluding the date on which all such Registration Defaults have been cured or the Securities cease to be Transfer Restricted Securities (as defined in the Registration Rights Agreement), whichever is earlier, at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by 0.25% per annum on the 91st day following the occurrence of such Registration Default (provided that the maximum additional interest rate during the initial 90-day period shall be 0.25% per annum and the maximum additional interest rate thereafter shall be 0.50% per annum, in each case regardless of the number of Registration Defaults that have occurred and are continuing). The Company will pay such additional interest on regular Interest Payment Dates.
          The Place of Payment for this Security will be the corporate trust office of the Trustee at 625 Marquette Avenue, 11th Floor, Minneapolis, Minnesota 55479, or as otherwise provided in the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depository. The Company will make all payments in respect of a Definitive Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof as such address appears on the Security Register; provided, however, that payments on a Definitive Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).
          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ARISTOTLE HOLDING, INC.
By:
Name:
Title:

Attest:
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated referred to in the within-mentioned Indenture.
Dated:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF SECURITY]
          (1) Indenture. This Security is one of a duly authorized issue of securities of the Company designated as its “6.125% Senior Notes due 2041” (herein called the “Securities”), issued under a Fourth Supplemental Indenture, dated as of November 21, 2011, to an indenture, dated as of November 21, 2011 (as it may be amended or supplemented from time to time in accordance with the terms thereof and herein with the Fourth Supplemental Indenture, collectively, the “Indenture”), between the Company, the Guarantors and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The aggregate principal amount of Initial Securities Outstanding at any time may not exceed $700,000,000 in aggregate principal amount, except for Securities issued, authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7 of the Base Indenture and except for any Securities which, pursuant to Section 3.3 of the Base Indenture, are deemed never to have been authenticated and delivered. The Fourth Supplemental Indenture pursuant to which this Security is issued provides that Additional Securities may be issued thereunder, if certain conditions are met. The Initial Securities issued pursuant to the Fourth Supplemental Indenture and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture.
          The Indenture contains covenants that limit the ability of the Company and any Restricted Subsidiary to create liens on assets and to engage in sale/leaseback transactions. The Indenture also contains covenants that limit the ability of the Company and, prior to the consummation of the Mergers, of Express Scripts to consolidate, merge or transfer all or substantially all of their respective assets. These covenants are subject to important exceptions and qualifications.
          All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.
          (2) Optional Redemption. At any time prior to Maturity, the Company may at its option redeem all or a part of the Securities upon not more than 60 nor less than 30 days prior notice, at a Redemption Price equal to the greater of: (i) 100% of the aggregate principal amount of any Securities being redeemed, plus accrued and unpaid interest on the Securities to the Redemption Date; or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities to be redeemed (exclusive of unpaid interest accrued thereon to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus unpaid interest on the Securities to be redeemed, accrued to the Redemption Date.

          (3) Mandatory Redemption. Except as provided in Sections 4 and 5 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Securities.
          (4) Special Mandatory Redemption. If for any reason (i) the Mergers are not consummated on or prior to the Special Mandatory Redemption Triggering Date or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities on the Special Mandatory Redemption Date at a price equal to 101% of the aggregate accreted principal amount of such Security, plus accrued and unpaid interest from the date of original issuance to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date).
          (5) Change of Control Triggering Event. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Securities at a purchase price equal to 101% of the aggregate principal amount of the Securities repurchased, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 10.10 of the Base Indenture.
          (6) Registration Rights. The Company is party to a Registration Rights Agreement, dated as of November 21, 2011, among the Company, the Guarantors and the representatives of the Initial Purchasers named therein, pursuant to which it is obligated to pay additional interest on the Securities upon the occurrence of certain events specified in the Registration Rights Agreement.
          (7) Global Security. If this Security is a Global Security, then the transfer and exchange of this Security or beneficial interests herein shall be effected through the Depository in accordance with the Indenture (including applicable restrictions on transfer set forth therein, if any) and the procedures of the Depository therefor. The Security Registrar shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Depository’s Procedures.
          (8) Defaults and Remedies. If an Event of Default with respect to this Security occurs and is continuing, the principal of and any unpaid premium and interest on (or, if this Security is an Original Issue Discount Security, such portion of the principal amount of such Securities as may be specified in the terms thereof) all outstanding securities of this series, may be declared due and payable in the manner and with the effect provided in the Indenture. The Holders of at least a majority in principal amount of the Outstanding Securities may rescind or annul that acceleration if all Events of Default with respect to the Securities other than the non-payment of accelerated principal have been cured or waived as provided in the Indenture.
          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, and, among other things, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made a written request to the Trustee to pursue a remedy in respect of such Event of Default as Trustee. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any amounts due on the Securities on or after the respective due dates expressed herein.
          (9) Discharge and Defeasance. Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of the Company’s and the Guarantors’ obligations under the Securities, the Guarantees and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.
          (10) Amendment, Supplement and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities. The provisions relating to the Special Mandatory Redemption set forth in Sections 4.2 and 4.3 of the Fourth Supplemental Indenture may not be modified or waived without the written consent of 66 2/3% in aggregate principal amount of the Outstanding Securities. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security or such other Security. Certain modifications or amendments to the Indenture require the consent of the Holder of each Outstanding Security affected.
          Notwithstanding any other provision of the Indenture or this Security, the Holder of this Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.7 of the Base Indenture) interest on any such Security on the Stated Maturity date expressed herein (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
          (11) Denomination, Registration and Transfer. The Securities are in registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable only upon surrender of this Security for registration of transfer. Upon surrender for registration of transfer of this Security at the office or agency of the Company in a Place of Payment for this Security, the Company, if the requirements of the Indenture are met, shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of authorized denominations and of like tenor and aggregate principal amount, and having endorsed thereon a Guarantee executed by the Guarantors.

          If the requirements of this Indenture are met, then, at the option of the Holder, Securities may be exchanged for other Securities, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, and having endorsed thereon a Guarantee executed by the Guarantor. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
          Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner thereof for all purposes, whether or not such Security be overdue, and none of the Company, the Guarantors or the Trustee or other such agent shall be affected by notice to the contrary.
          (12) Guarantee. Payment of this Security is jointly and severally and fully and unconditionally guaranteed by the Guarantors that have become and continue to be Guarantors pursuant to the Indenture. Guarantors may be released from their obligations under the Indenture and their Guarantees under the circumstances specified under the Indenture.
          (13) No Recourse Against Others. None of the Company’s or any Guarantor’s past, present or future directors, officers, employees or shareholders, as such, shall have any liability for any of the Company’s or any Guarantor’s obligations under the Indenture or the Securities or for any claim based on, or in respect or by reason of, such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. This waiver and release is part of the consideration for the issuance of the Securities.
          (14) Holders’ Compliance with Registration Rights Agreement. Each Holder, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement in respect of this Security, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.
          (15) Governing Law. THE INDENTURE, THIS SECURITY AND ANY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          The Company will furnish to any Holder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

Aristotle Holding, Inc.
One Express Scripts Way
St. Louis, Missouri 63121
ABBREVIATIONS
          The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM (= tenant in common)
TEN ENT (= tenants by the entireties (Cust))
JT TEN (= joint tenants with right of survivorship and not as tenants in common)
UNIF GIFT MIN ACT (= under Uniform Gifts to Minors Act )
          Additional abbreviations may also be used though not in the above list.

ASSIGNMENT FORM
To assign this Security, fill in the form below:
I or we assign and transfer this Security to
     (Print or type assignee’s name, address and zip code)
     (Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint          agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
Sign exactly as your name appears on the other side of this Security.
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1) ☐ pursuant to an effective registration statement under the Securities Act; or
(2) ☐ in the United States to a person whom the seller reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A; or
(3) ☐ outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act in compliance with Rule 904 under the Securities Act of 1933, as amended; or
(4) ☐ pursuant to the exemption from registration under the Securities Act provided by Rule 144.
Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

     Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.
          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

	Notice:	To be executed by
an executive officer

[TO BE ATTACHED TO GLOBAL SECURITIES]
SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Security	Amount of increase in Principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE
          If you want to elect to have this Security purchased by the Company pursuant to Section 10.10 of the Indenture, check the box: ☐
          ☐ If you want to elect to have only part of this Security purchased by the Company pursuant to Section 10.10 of the Indenture, state the amount in principal amount: $___________.

Dated:	Your Signature:

(Sign exactly as your name appears on the other side of this Security.)
Signature Guarantee:

(Signature must be guaranteed)
     Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT 2
[FORM OF FACE OF EXCHANGE SECURITY
OR PRIVATE EXCHANGE SECURITY]*/**/

*/	If the Security is to be issued in global form add the Global Securities Legend from Exhibit 1 to the Appendix and the attachment from such Exhibit 1 captioned “[TO BE ATTACHED TO GLOBAL SECURITIES] — SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY.”

**/	If the Security is a Private Exchange Security issued in a Private Exchange to an Initial Purchaser holding an unsold portion of its initial allotment, add the Restricted Securities Legend from Exhibit 1 to the Appendix and replace the Assignment Form included in this Exhibit 2 with the Assignment Form included in such Exhibit 1.

ARISTOTLE HOLDING, INC.
% SENIOR NOTE DUE

No.	Principal Amount (US)$
CUSIP NO.
ISIN NO.
          Aristotle Holding, Inc., a corporation organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of            United States Dollars (U.S.$           ) on November 15, 2041 and to pay interest thereon, from November 21, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for to but excluding the next Interest Payment Date, which shall be May 15 and November 15 of each year, commencing May 15, 2012, at the per annum rate of 6.125%, or as such rate may be adjusted pursuant to the terms hereof (the “Security Interest Rate”), until the principal hereof is paid or made available for payment.
          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the day that is 15 days prior to the relevant Interest Payment Date (whether or not a Business Day). Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company will pay interest on overdue principal at the rate borne by this Security, and it will pay interest on overdue installments of interest at the same rate to the extent lawful.
          The Place of Payment for this Security will be the corporate trust office of the Trustee at 625 Marquette Avenue, 11th Floor, Minneapolis, Minnesota 55479, or as otherwise provided in the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depository. The Company will make all payments in respect of a Definitive Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof as such address appears on the Security Register; provided, however, that payments on a Definitive Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire

2

transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).
          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ARISTOTLE HOLDING, INC.
By:
Name:
Title:

Attest:
By:
Name:
Title:

4

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated referred to in the within-mentioned Indenture.
Dated:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

5

[FORM OF REVERSE OF SECURITY]
          (1) Indenture. This Security is one of a duly authorized issue of securities of the Company designated as its “6.125% Senior Notes due 2041” (herein called the “Securities”), issued under a Fourth Supplemental Indenture, dated as of November 21, 2011, to an indenture, dated as of November 21, 2011 (as it may be amended or supplemented from time to time in accordance with the terms thereof and herein with the Fourth Supplemental Indenture, collectively, the “Indenture”), between the Company, the Guarantors and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The aggregate principal amount of Initial Securities Outstanding at any time may not exceed $700,000,000 in aggregate principal amount, except for Securities issued, authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7 of the Base Indenture and except for any Securities which, pursuant to Section 3.3 of the Base Indenture, are deemed never to have been authenticated and delivered. The Fourth Supplemental Indenture pursuant to which this Security is issued provides that Additional Securities may be issued thereunder, if certain conditions are met. The Initial Securities issued pursuant to the Fourth Supplemental Indenture and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture.
          The Indenture contains covenants that limit the ability of the Company and any Restricted Subsidiary to create liens on assets and to engage in sale/leaseback transactions. The Indenture also contains covenants that limit the ability of the Company and, prior to the consummation of the Mergers, of Express Scripts to consolidate, merge or transfer all or substantially all of their respective assets. These covenants are subject to important exceptions and qualifications.
          All terms used in this Security which are defined in the Indenture (including in the Appendix thereto) shall have the meanings assigned to them in the Indenture. In the event of a conflict or inconsistency between this Security and the Indenture, the provisions of the Indenture shall govern.
          (2) Optional Redemption. At any time prior to Maturity, the Company may at its option redeem all or a part of the Securities upon not more than 60 nor less than 30 days prior notice, at a Redemption Price equal to the greater of: (i) 100% of the aggregate principal amount of any Securities being redeemed, plus accrued and unpaid interest on the Securities to the Redemption Date; or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities to be redeemed (exclusive of unpaid interest accrued thereon to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus unpaid interest on the Securities to be redeemed, accrued to the Redemption Date.

6

          (3) Mandatory Redemption. Except as provided in Sections 4 and 5 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Securities.
          (4) Special Mandatory Redemption. If for any reason (i) the Mergers are not consummated on or prior to the Special Mandatory Redemption Triggering Date or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities on the Special Mandatory Redemption Date at a price equal to 101% of the aggregate accreted principal amount of such Security, plus accrued and unpaid interest from the date of original issuance to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date).
          (5) Change of Control Triggering Event. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Securities at a purchase price equal to 101% of the aggregate principal amount of the Securities repurchased, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 10.10 of the Base Indenture.
          (6) Global Security. If this Security is a Global Security, then the transfer and exchange of this Security or beneficial interests herein shall be effected through the Depository in accordance with the Indenture (including applicable restrictions on transfer set forth therein, if any) and the procedures of the Depository therefor. The Security Registrar shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Depository’s Procedures.
          (7) Defaults and Remedies. If an Event of Default with respect to this Security occurs and is continuing, the principal of and any unpaid premium and interest on (or, if this Security is an Original Issue Discount Security, such portion of the principal amount of such Securities as may be specified in the terms thereof) all outstanding securities of this series, may be declared due and payable in the manner and with the effect provided in the Indenture. The Holders of at least a majority in principal amount of the Outstanding Securities may rescind or annul that acceleration if all Events of Default with respect to the Securities other than the non-payment of accelerated principal have been cured or waived as provided in the Indenture.
          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, and, among other things, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made a written request to the Trustee to pursue a remedy in respect of such Event of Default as Trustee. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any amounts due on the Securities on or after the respective due dates expressed herein.
          (8) Discharge and Defeasance. Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of the Company’s and the Guarantors’

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obligations under the Securities, the Guarantees and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.
          (9) Amendment, Supplement and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities. The provisions relating to the Special Mandatory Redemption set forth in Sections 4.2 and 4.3 of the Fourth Supplemental Indenture may not be modified or waived without the written consent of 66 2/3% in aggregate principal amount of the Outstanding Securities. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security or such other Security. Certain modifications or amendments to the Indenture require the consent of the Holder of each Outstanding Security affected.
          Notwithstanding any other provision of the Indenture or this Security, the Holder of this Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.7 of the Base Indenture) interest on any such Security on the Stated Maturity date expressed herein (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
          (10) Denomination, Registration and Transfer. The Securities are in registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable only upon surrender of this Security for registration of transfer. Upon surrender for registration of transfer of this Security at the office or agency of the Company in a Place of Payment for this Security, the Company, if the requirements of the Indenture are met, shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of authorized denominations and of like tenor and aggregate principal amount, and having endorsed thereon a Guarantee executed by the Guarantors.
          If the requirements of this Indenture are met, then, at the option of the Holder, Securities may be exchanged for other Securities, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, and having endorsed thereon a Guarantee executed by the Guarantor. No service charge shall be made for any such registration of transfer or exchange,

8

but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
          Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner thereof for all purposes, whether or not such Security be overdue, and none of the Company, the Guarantors or the Trustee or other such agent shall be affected by notice to the contrary.
          (11) Guarantee. Payment of this Security is jointly and severally and fully and unconditionally guaranteed by the Guarantors that have become and continue to be Guarantors pursuant to the Indenture. Guarantors may be released from their obligations under the Indenture and their Guarantees under the circumstances specified under the Indenture.
          (12) No Recourse Against Others. None of the Company’s or any Guarantor’s past, present or future directors, officers, employees or shareholders, as such, shall have any liability for any of the Company’s or any Guarantor’s obligations under the Indenture or the Securities or for any claim based on, or in respect or by reason of, such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. This waiver and release is part of the consideration for the issuance of the Securities.
          (13) [Holders’ Compliance with Registration Rights Agreement. Each Holder, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement in respect of this Security, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.]1
          (14) Governing Law. THE INDENTURE, THIS SECURITY AND ANY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          The Company will furnish to any Holder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:
Aristotle Holding, Inc.
One Express Scripts Way
St. Louis, Missouri 63121
ABBREVIATIONS
          The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

[1]	Delete if this is not a Private Exchange Security.

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TEN COM (= tenant in common)
TEN ENT (= tenants by the entireties (Cust))
JT TEN (= joint tenants with right of survivorship and not as tenants in common)
UNIF GIFT MIN ACT (= under Uniform Gifts to Minors Act )
          Additional abbreviations may also be used though not in the above list.

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ASSIGNMENT FORM
To assign this Security, fill in the form below:
I or we assign and transfer this Security to
     (Print or type assignee’s name, address and zip code)
     (Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint            agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

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OPTION OF HOLDER TO ELECT PURCHASE
          If you want to elect to have this Security purchased by the Company pursuant to Section 10.10 of the Indenture, check the box: ☐
          ☐ If you want to elect to have only part of this Security purchased by the Company pursuant to Section 10.10 of the Indenture, state the amount in principal amount: $__________.

Dated:	Your Signature:

(Sign exactly as your name appears on the other side of this Security.)
Signature Guarantee:

(Signature must be guaranteed)
          Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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EXHIBIT 3
          FORM OF GUARANTEE
          For value received, each of the Guarantors (which term includes any successor Person under the Indenture) has jointly and severally and fully and unconditionally guaranteed, to the extent set forth in the Indenture, among the Company, the Guarantors and the Trustee and subject to the provisions in the Indenture, (a) the due and punctual payment in full when due of the principal of, premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company and (b) in case of any extension of time of payment or renewal of any Obligations (with or without notice to the Guarantor), that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article XIII of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee, including provisions for the release thereof. Each Holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions and (b) appoints the Trustee attorney-in-fact of such Holder for the purpose of such provisions.

[NAME OF GUARANTOR(S)]
By:
Name:
	Title:	]